EXHIBIT 99.11


                        THE TRAVELERS INC. 401(k) SAVINGS PLAN
                    (Formerly Primerica Corporation Savings Plan)

                              December 31, 1993 and 1992

                                        Index



                                                                      Page
                                                                      ----
          Independent Auditors' Report                                  1

          Combining Financial Statements:
             Combining Statement of Financial Position at
              December 31, 1993                                         2

             Combining Statement of Financial Position at
              December 31, 1992                                         8

             Combining Statement of Operations and Changes
              in Plan Equity for the year ended
              December 31, 1993                                         12

             Combining Statement of Operations and Changes
              in Plan Equity for the year ended
              December 31, 1992                                         18

             Notes to Financial Statements                              23

          Supplemental Schedules:
             Item 27a -- Schedule of Assets Held for Investment
              Purposes at December 31, 1993                             36

             Item 27d -- Schedule of Reportable Transactions for
              the year ended December 31, 1993                          37

             The other schedules required by Item 27 of Form 5500 are not applicable and are therefore omitted.

                             Independent Auditors' Report
                             ----------------------------



          To the Annuity Board of
            The Travelers Inc. 401(k) Savings Plan:


          We have audited the accompanying combining statements of financial position of The Travelers Inc. 401(k) Savings Plan (formerly Primerica Corporation Savings Plan) as of December 31, 1993 and 1992, and the related combining statements of operations and changes in plan equity for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the combining financial statements referred to above present fairly, in all material respects, the financial position of the Plan as of December 31, 1993 and 1992, and the results of its operations and changes in plan equity for the years then ended in conformity with generally accepted accounting principles.

          Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of assets held for investment purposes and reportable transactions are presented for purposes of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The fund information in the combining statements of financial position and the combining statements of operations and changes in plan equity is presented for purposes of additional analysis rather than to present the financial position and statements of operations and changes in plan equity of each fund. The supplemental schedules and fund information have been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.



                                    /s/ KPMG PEAT MARWICK


          Baltimore, Maryland
          June 16, 1994

                                                                   The Travelers Inc. 401(k) Savings Plan
                                                               (Formerly Primerica Corporation Savings Plan)

                                                                 Combining Statements of Financial Position

                                                                         December 31, 1993 and 1992



                                                                                 December 31, 1993
                                               ---------------------------------------------------------------------------------
                                                 The              American          American          American          American
                                             Travelers Inc.       Capital           Capital           Capital           Capital
                                             Common Stock         Reserve      Gov't. Securities      Comstock      Emerging Growth
    Assets                                       Fund              Fund              Fund               Fund             Fund
    ------                                       ----              ----              ----               ----             ----
Investments, at Fair Value (Notes 2 and 3)    $ 110,793,540     12,022,631          4,780,310         7,306,554      11,146,795
Cash                                                167,082          --                 --                --              --
Dividends and Other Receivables                          40          --                 --                --              --
                                                -----------     ----------         ----------        ----------      ----------
          Total Assets                        $ 110,960,662     12,022,631          4,780,310         7,306,554      11,146,795
                                                ===========     ==========         ==========        ==========      ==========

Liabilities and Plan Equity
- - - - - ---------------------------

Payable for Stock Purchases                   $   9,397,268          --                 --                --              --
                                                -----------     ----------         ----------        ----------      ----------
          Total Liabilities                   $   9,397,268          --                 --                --              --

          Plan Equity                           101,563,394     12,022,631          4,780,310         7,306,554      11,146,795
                                                -----------     ----------         ----------        ----------      ----------

          Total Liabilities and Plan Equity   $ 110,960,662     12,022,631          4,780,310         7,306,554      11,146,795
                                                ===========     ==========         ==========        ==========      ==========

                                                                (continued)








See notes to combining financial statements.

                                                                   The Travelers Inc. 401(k) Savings Plan
                                                               (Formerly Primerica Corporation Savings Plan)
                                                                 Combining Statements of Financial Position

                                                                         December 31, 1993 and 1992



                                                                                 December 31, 1993
                                               ---------------------------------------------------------------------------------
                                               Common            Common            Common            Common
                                                Sense             Sense             Sense             Sense
                                             Money Market       Government      Growth & Income       Growth             Loan
         Assets                                  Fund              Fund              Fund              Fund              Fund
         ------                                  ----              ----              ----              ----               ----
Investments, at Fair Value (Notes 2 and 3)   $  2,996,511         785,330         2,060,532         2,750,817          12,345,844
Cash                                               --              --                --                --                  --
Dividends and Other Receivables                    --              --                --                --                  --
                                               ----------       ---------        ----------        ----------          ----------
         Total Assets                        $  2,996,511         785,330         2,060,532         2,750,817          12,345,844
                                               ==========       ==========       ==========        ==========          ==========

Liabilities and Plan Equity
- - - - - ---------------------------

Payable for Stock Purchases                  $     --              --                --                --                  --
                                               ----------       ---------        ----------        ----------          ----------
        Total Liabilities                          --              --                --                --                  --
        Plan Equity                          $  2,996,511         785,330         2,060,532         2,750,817          12,345,844
                                               ----------       ---------        ----------        ----------          ----------
       Total Liabilities and Plan Equity     $  2,996,511         785,330         2,060,532         2,750,817          12,345,844
                                               ==========       ==========       ==========        ==========          ==========

                                                                 (continued)








See notes to combining financial statements.

                                                                   The Travelers Inc. 401(k) Savings Plan
                                                               (Formerly Primerica Corporation Savings Plan)
                                                                 Combining Statements of Financial Position

                                                                         December 31, 1993 and 1992


                                                                                 December 31, 1993
                                               ---------------------------------------------------------------------------------
                                                Smith Barney      Smith Barney      Smith Barney                        Smith Barney
                                                 Income and      U.S. Government       Income         Smith Barney       Money Fund/
                                                  Growth           Securities          Return            Equity          Government
      Assets                                       Fund              Fund              Fund              Fund              Fund
      ------                                       ----              ----              ----              ----              ----
Investments, at Fair Value (Notes 2 and 3)     $  78,563,180       21,888,499        10,210,027        9,148,249         14,480,197
Cash                                                  --              --                --                --                  --
Dividends and Other Receivables                       --              --                --                --                  --
                                               -------------       ----------        ----------       ----------         ----------
                Total Assets                   $  78,563,180       21,888,499        10,210,027        9,148,249         14,480,197
                                               =============       ==========        ==========       ==========         ==========

Liabilities and Plan Equity
- - - - - ---------------------------

Payable for Stock Purchases                    $     --              --                --                --                  --
                                               -------------       ----------        ----------        ----------        ----------
        Total Liabilities                            --              --                --                --                  --
        Plan Equity                               78,563,180       21,888,499        10,210,027        9,148,249         14,480,197
                                               -------------       ----------        ----------        ----------        ----------
        Total Liabilities and Plan Equity      $  78,563,180       21,888,499        10,210,027        9,148,249         14,480,197
                                               =============       ==========        ==========       ==========         ==========

                                                                 (continued)







See notes to combining financial statements.

                                                                   The Travelers Inc. 401(k) Savings Plan
                                                               (Formerly Primerica Corporation Savings Plan)
                                                                 Combining Statements of Financial Position

                                                                         December 31, 1993 and 1992



                                                                                 December 31, 1993
                                               ---------------------------------------------------------------------------------
                                                                                  American          American           Salomon
                                               Smith Barney       Connecticut     Capital         Express Daily        Brothers
                                                 World             General        Enterprise        Dividend           Capital
     Assets                                      Fund               GIC            Fund              Fund               Fund
     ------                                      ----               ---            ----              ----               ----
Investments, at Fair Value (Notes 2 and 3)     $ 28,578,248       16,837,757      2,926,835        15,158,886          3,069,805
Cash                                                 --               --             --                --                 --
Dividends and Other Receivables                      --              138,785         --                 1,375             --
                                               -------------      ----------      ----------       ----------          ---------
         Total Assets                          $ 28,578,248       16,976,542      2,926,835        15,160,261          3,069,805
                                               ============       ==========      ==========       ==========          =========

Liabilities and Plan Equity
- - - - - ---------------------------

Payable for Stock Purchases                    $     --              --                --                --                  --
                                               ------------       ----------      ----------       ----------          ----------
        Total Liabilities                            --              --                --                --                  --
        Plan Equity                              28,578,248       16,976,542      2,926,835        15,160,261          3,069,805
                                               ------------       ----------      ----------       ----------          ----------
        Total Liabilities and Plan Equity      $ 28,578,248       16,976,542      2,926,835        15,160,261          3,069,805
                                               ============       ==========      ==========       ==========          =========

                                                                (continued)






See notes to combining financial statements.

                                                                   The Travelers Inc. 401(k) Savings Plan
                                                               (Formerly Primerica Corporation Savings Plan)
                                                                 Combining Statements of Financial Position

                                                                         December 31, 1993 and 1992



                                                                                 December 31, 1993
                                               ---------------------------------------------------------------------------------
                                                Shearson          Shearson                            Shearson          Shearson
                                                  High           Aggressive         Shearson         Diversified         Global
                                                 Income            Growth         Appreciation        Strategic       Opportunities
     Assets                                       Fund              Fund              Fund              Fund              Fund
     ------                                       ----              ----              ----              ----              ----
Investments, at Fair Value (Notes 2 and 3)     $ 15,665,918      36,915,197        116,965,850        8,361,643        22,440,353
Cash                                                  5,883           7,739             21,115            2,600             3,412
Dividends and Other Receivables                     --               --                 --               --                 --
                                               ------------      ----------        -----------        ---------        ----------
         Total Assets                          $ 15,671,801      36,922,936        116,986,965        8,364,243        22,443,765
                                               ============      ==========        ===========        ==========       ==========

Liabilities and Plan Equity
- - - - - ---------------------------

Payable for Stock Purchases                    $      5,883           7,452             20,828            2,026             3,412
                                               ------------      ----------        -----------        ---------        ----------
       Total Liabilities                              5,883           7,452             20,828            2,026             3,412
       Plan Equity                               15,665,918      36,915,484        116,966,137        8,362,217        22,440,353
                                               ------------      ----------        -----------        ---------        ----------
       Total Liabilities and Plan Equity       $ 15,671,801      36,922,936        116,986,965        8,364,243        22,443,765
                                               ============      ==========        ===========        ==========       ==========

                                                                  (continued)






See notes to combining financial statements.

                                                                   The Travelers Inc. 401(k) Savings Plan
                                                               (Formerly Primerica Corporation Savings Plan)
                                                                 Combining Statements of Financial Position

                                                                         December 31, 1993 and 1992



                                                                       December 31, 1993
                                               ----------------------------------------------------------------------
                                                                    Shearson          American       Deferred
                                                  Shearson            Fixed            Express       Profit
                                                   Utility           Income         Common Stock     Sharing
     Assets                                         Fund              Fund              Fund         Plan          Total
     ------                                         ----              ----              ----         -------       -----
Investments, at Fair Value (Notes 2 and 3)     $ 14,409,854       111,716,118        86,886,244      80,655      781,292,379
Cash                                                  2,576            29,446           --             --            239,853
Dividends and Other Receivables                      --                    60               760        --            141,020
                                                 ----------       -----------        ----------     -------      -----------
        Total Assets                           $ 14,412,430       111,745,624        86,887,004      80,655      781,673,252
                                                 ==========       ===========        ==========     =======      ===========

Liabilities and Plan Equity
- - - - - ---------------------------

Payable for Stock Purchases                    $      2,576               --              --           --          9,439,445
                                                 ----------       -----------        ----------     -------      -----------
         Total Liabilities                            2,576               --              --           --          9,439,445
         Plan Equity                             14,409,854       111,745,624        86,887,004      80,655      772,233,807
                                                 ----------       -----------        ----------     -------      -----------
         Total Liabilities and Plan Equity     $ 14,412,430       111,745,624        86,887,004      80,655      781,673,252
                                                 ==========       ===========        ==========     =======      ===========






See notes to combining financial statements.

                                                                   The Travelers Inc. 401(k) Savings Plan
                                                               (Formerly Primerica Corporation Savings Plan)
                                                                 Combining Statements of Financial Position

                                                                         December 31, 1993 and 1992



                                                                                 December 31, 1992
                                               ---------------------------------------------------------------------------------
                                            The Travelers
                                                Inc.             American          American          American          American
                                               Common            Capital           Capital           Capital           Capital
                                                Stock            Reserve      Gov't. Securities      Comstock       Emerging Growth
     Assets                                      Fund              Fund              Fund              Fund             Fund
     ------                                      ----              ----              ----              ----              ----
Investments, at Fair Value (Notes 2 and 3)   $ 53,080,678       14,264,450       4,617,647          6,813,865         3,096,819
Cash                                               --               --              --                 --                 --
Receivables from Smith Barney, Harris
   Upham & Co., Incorporated                        5,747           --              --                 --                 --
Dividends and Other Receivables                       531           --              --                 --                 --
Employer Contributions Receivable                  --               --              --                 --                 --
                                               ----------       ----------       -----------       ----------        ----------
        Total Assets                         $ 53,086,956       14,264,450        4,617,647         6,813,865         3,096,819
                                               ==========       ==========       ===========       ==========        ==========

Liabilities and Plan Equity
- - - - - ---------------------------

Payables to Smith Barney, Harris
   Upham & Co., Incorporated                 $     35,262           --              --                 --                 --
Payable for Stock Purchases                     3,155,834           --              --                 --                 --
                                               ----------       ----------       -----------       ----------        ----------
       Total Liabilities                        3,191,096           --              --                 --                 --

       Plan Equity                             49,895,860       14,264,450        4,617,647         6,813,865         3,096,819
                                               ----------       ----------       -----------       ----------        ----------
       Total Liabilities and Plan Equity     $ 53,086,956       14,264,450        4,617,647         6,813,865         3,096,819
                                               ==========       ==========       ===========       ==========        ==========

                                                                (continued)






See notes to combining financial statements.

                                                                   The Travelers Inc. 401(k) Savings Plan
                                                               (Formerly Primerica Corporation Savings Plan)
                                                                 Combining Statements of Financial Position

                                                                         December 31, 1993 and 1992



                                                                                 December 31, 1992
                                               ---------------------------------------------------------------------------------
                                               Common            Common            Common            Common            Bankers
                                               Sense             Sense             Sense             Sense              Trust
                                            Money Market       Government      Growth & Income       Growth              GIC
     Assets                                     Fund              Fund              Fund              Fund               Fund
     ------                                     ----              ----              ----              ----              ----
Investments, at Fair Value (Notes 2 and 3) $ 3,227,280           482,542         1,598,800          2,352,506         1,053,897
Cash                                            --                 --               --                 --                 --
Receivables from Smith Barney, Harris
   Upham & Co., Incorporated                    --                 --               --                 --                 --
Dividends and Other Receivables
Employer Contributions Receivable               --                 --               --                 --                 --
                                           -----------         ----------       -----------        ----------        ----------
        Total Assets                       $ 3,227,280           482,542         1,598,800          2,352,506         1,053,897
                                           ===========         ==========       ===========        ==========        ==========

Liabilities and Plan Equity
- - - - - ---------------------------

Payables to Smith Barney, Harris
   Upham & Co., Incorporated               $    --                 --               --                 --                 --
Payable for Stock Purchases                     --                 --               --                 --                 --
                                           -----------         ----------       -----------        ----------        ----------
        Total Liabilities                       --                 --               --                 --                 --

        Plan Equity                          3,227,280           482,542         1,598,800         2,352,506          1,053,897
                                           -----------         ----------       -----------        ----------        ----------
        Total Liabilities and Plan Equity  $ 3,227,280           482,542         1,598,800         2,352,506          1,053,897
                                           ===========         ==========       ===========        ==========        ==========

                                                                (continued)






See notes to combining financial statements.

                                                                   The Travelers Inc. 401(k) Savings Plan
                                                               (Formerly Primerica Corporation Savings Plan)
                                                                 Combining Statements of Financial Position

                                                                         December 31, 1993 and 1992



                                                                                 December 31, 1992
                                               ---------------------------------------------------------------------------------
                                               Smith Barney      Smith Barney      Smith Barney                        Smith Barney
                                               Income and      U.S. Government       Income         Smith Barney       Money Fund/
                                                 Growth           Securities         Return            Equity          Government
     Assets                                       Fund              Fund              Fund              Fund              Fund
     ------                                       ----              ----              ----              ----              ----
Investments, at Fair Value (Notes 2 and 3)  $ 69,115,184         22,989,178         8,673,808        7,138,145          12,790,095
Cash                                             --                  --                --               --                 --
Receivables from Smith Barney, Harris
   Upham & Co., Incorporated                     --                  72,714            19,443            1,024                   6
Dividends and Other Receivables                       29                 10                 5                6              42,897
Employer Contributions Receivable                --                  --                --               --                 --
                                             -----------         ----------        -----------       ----------         ----------
        Total Assets                        $ 69,115,213         23,061,902         8,693,256        7,139,175          12,832,998
                                            ============         ==========        ===========       ==========         ==========

Liabilities and Plan Equity
- - - - - ---------------------------

Payables to Smith Barney, Harris
   Upham & Co., Incorporated                $     12,867              2,062               186              159                 335
Payable for Stock Purchases                      --                  --                --               --                 --
                                             -----------         ----------        -----------       ----------         ----------
       Total Liabilities                          12,867              2,062               186              159                 335
       Plan Equity                            69,102,346         23,059,840         8,693,070        7,139,016          12,832,663
                                             -----------         ----------        -----------       ----------         ----------
       Total Liabilities and Plan Equity    $ 69,115,213         23,061,902         8,693,256        7,139,175          12,832,998
                                            ============         ==========        ===========       ==========         ==========

                                                              (continued)






See notes to combining financial statements.

                                                                   The Travelers Inc. 401(k) Savings Plan
                                                               (Formerly Primerica Corporation Savings Plan)
                                                                 Combining Statements of Financial Position

                                                                         December 31, 1993 and 1992


                                                                       December 31, 1992
                                               ----------------------------------------------------------------------
                                                                                                              Deferred
                                                            Smith Barney      Connecticut                     Profit
                                                               World            General            Loan       Sharing
     Assets                                                     Fund              GIC               Fund      Plan          Total
     ------                                                     ----              ---               ----      -------       -----
Investments, at Fair Value (Notes 2 and 3)                $ 13,691,273       17,392,077         10,384,942    78,585     252,841,771
Cash                                                            --              --                  --        11,548          11,548
Receivables from Smith Barney, Harris
   Upham & Co., Incorporated                                     4,718               39             --          --           103,691
Dividends and Other Receivables                                      7          148,535             --          --           192,020
Employer Contributions Receivable                               --              --                  --          --               --
                                                          ------------       ----------         ----------    -------    -----------
        Total Assets                                      $ 13,695,998       17,540,651         10,384,942     90,133    253,149,030
                                                          ============       ==========         ==========    =======    ===========

Liabilities and Plan Equity
- - - - - ---------------------------

Payables to Smith Barney, Harris
   Upham & Co., Incorporated                              $        326              470             --          --            51,667
Payable for Stock Purchases                                   --                 --                 --          --         3,155,834
                                                          ------------       ----------         ----------   =======     -----------
        Total Liabilities                                          326              470             --          --         3,207,501
        Plan Equity                                         13,695,672       17,540,181         10,384,942    90,133     249,941,529
                                                          ============       ==========         ==========   =======     ===========

        Total Liabilities and Plan Equity                 $ 13,695,998       17,540,651         10,384,942    90,133     253,149,030
                                                          ============       ==========         ==========   =======     ===========






See notes to combining financial statements.

                                                                   The Travelers Inc. 401(k) Savings Plan
                                                               (Formerly Primerica Corporation Savings Plan)
                                                        Combining Statements of Operations and Changes in Plan Equity

                                                                   Years Ended December 31, 1993 and 1992



                                                                                 December 31, 1993
                                               ---------------------------------------------------------------------------------
                                                  The            American          American          American          American
                                              Travelers Inc.     Capital           Capital           Capital           Capital
                                              Common Stock       Reserve      Gov't. Securities      Comstock       Emerging Growth
                                                 Fund              Fund              Fund              Fund              Fund
                                                 ----              ----              ----              ----              ----
Investment Activity:
   Dividends                                 $    939,939        278,672           354,506            936,994            655,394
   Interest                                       111,353         10,661             3,962              6,941              3,925
   Net Realized Gains (Losses) and
      Appreciation (Depreciation) in
      Current Value of Investments (Note 3)    30,486,208           --             (72,838)          (329,994)           880,948
                                              -----------      ----------       -----------        -----------        ----------
                                               31,537,500        289,333           285,630            613,941          1,540,267

Contributions:
   Employer                                     8,469,800           --                 --               --                 --
   Participants                                 7,267,646      1,066,910           792,071            969,348          2,575,544
   Rollover                                     1,035,526        149,158           127,288            110,062            165,159
                                              -----------      ----------       -----------        -----------        ----------
                                               16,772,972      1,216,068           919,359          1,079,410          2,740,703
Distributions to Participants                  (6,964,910)    (1,521,535)         (562,030)          (625,127)          (449,221)
Loan Activity, Net                               (774,138)       (73,764)          (41,805)           (19,919)            72,721
Transfers From (To) Other Funds                11,096,110     (2,151,921)         (438,491)          (555,616)         4,145,506
                                              -----------      ----------       -----------        -----------        ----------
Increase (Decrease) in Plan Equity             51,667,534     (2,241,819)          162,663            492,689          8,049,976

Plan Equity, Beginning of Year                 49,895,860     14,264,450         4,617,647          6,813,865          3,096,819
Transfer of Net Assets from
   Shearson Plan                                    --              --                 --               --                  --
                                              -----------     ----------        -----------        -----------        ----------
Plan Equity, End of Year                     $101,563,394     12,022,631         4,780,310          7,306,554         11,146,795
                                              ===========     ==========        ===========        ===========        ==========






See notes to combining financial statements.

                                                                   The Travelers Inc. 401(k) Savings Plan
                                                               (Formerly Primerica Corporation Savings Plan)
                                                        Combining Statements of Operations and Changes in Plan Equity

                                                                   Years Ended December 31, 1993 and 1992



                                                                                 December 31, 1993
                                               ---------------------------------------------------------------------------------
                                                 Common            Common            Common            Common
                                                 Sense             Sense             Sense             Sense
                                              Money Market       Government      Growth & Income       Growth             Loan
                                                  Fund              Fund              Fund              Fund              Fund
                                                  ----              ----              ----              ----              ----
Investment Activity:
   Dividends                                 $    77,799          80,149            172,491           212,036              --
   Interest                                       10,038           3,398              7,970             8,807              --
   Net Realized Gains (Losses) and
      Appreciation (Depreciation) in
     Current Value of Investments (Note 3)         --            (28,371)            (7,658)           18,986              --
                                              -----------      ----------         -----------        -----------        ----------
                                                  87,837          55,176            172,803           239,829              --

Contributions:
   Employer                                        --               --                 --                 --               --
   Participants                                  231,078         140,826            296,847           400,305              --
   Rollover                                       81,372            --               21,855            14,850              --
                                              -----------      ----------         -----------        -----------        ----------
                                                 312,450         140,826            318,702           415,155              --

Distributions to Participants                   (143,582)         (9,105)           (76,857)         (109,341)           (32,888)
Loan Activity, Net                               (80,511)         (7,877)           (35,470)          (42,507)           556,428
Transfers From (To) Other Funds                 (406,963)        123,768             82,554          (104,825)             --
                                              -----------      ----------         -----------        -----------        ----------
Increase (Decrease) in Plan Equity              (230,769)        302,788            461,732           398,311            523,540
Plan Equity, Beginning of Year                 3,227,280         482,542          1,598,800         2,352,506         10,384,942
Transfer of Net Assets from
   Shearson Plan                                  --                --                 --                 --              42,487
                                              -----------      ----------         -----------       -----------       ----------
Plan Equity, End of Year                     $ 2,996,511         785,330          2,060,532         2,750,817         10,950,969
                                              ===========      ==========         ===========       ===========       ==========

                                                              (continued)






See notes to combining financial statements.

                                                                   The Travelers Inc. 401(k) Savings Plan
                                                               (Formerly Primerica Corporation Savings Plan)
                                                        Combining Statements of Operations and Changes in Plan Equity

                                                                   Years Ended December 31, 1993 and 1992



                                                                                 December 31, 1993
                                               ---------------------------------------------------------------------------------
                                                Bankers        Smith Barney      Smith Barney      Smith Barney
                                                 Trust          Income and      U.S. Government       Income         Smith Barney
                                                  GIC             Growth          Securities          Return            Equity
                                                 Fund              Fund              Fund              Fund              Fund
                                                 ----              ----              ----              ----              ----
Investment Activity:
   Dividends                                 $     --           6,650,106         1,773,370          466,215             754,342
   Interest                                        --                 597               242              174                 110
   Net Realized Gains (Losses) and
      Appreciation (Depreciation) in
      Current Value of Investments (Note 3)        --           4,865,423          (319,917)        (115,400)            581,631
                                              -----------      ----------         -----------      -----------         ---------
                                                   --          11,516,126         1,453,695          350,989           1,336,083
Contributions:
   Employer                                        --               --                 --                 --                 --
   Participants                                    --           8,616,298         1,544,304        1,611,230           1,017,992
   Rollover                                        --             669,910           199,620          927,071             449,626
                                              -----------      ----------         -----------      -----------         ---------
                                                   --           9,286,208         1,743,924        2,538,301           1,467,618

Distributions to Participants                      --          (4,512,150)       (2,148,600)        (696,235)           (465,696)
Loan Activity, Net                                 --            (188,709)           19,574           10,097             (28,715)
Transfers From (To) Other Funds               (1,053,897)      (6,640,641)       (2,239,934)        (686,195)           (300,057)
                                              -----------      ----------         -----------      -----------         ---------
Increase (Decrease) in Plan Equity            (1,053,897)       9,460,834        (1,171,341)       1,516,957           2,009,233

Plan Equity, Beginning of Year                 1,053,897       69,102,346        23,059,840        8,673,070           7,139,016
Transfer of Net Assets from
   Shearson Plan                                   --               --                 --                 --                 --
                                              -----------      ----------        ----------       ----------           ---------
Plan Equity, End of Year                     $     --          78,563,180        21,888,499       10,210,027           9,148,249
                                              ===========      ==========        ==========       ==========           =========

                                                              (continued)






See notes to combining financial statements.

                                                                   The Travelers Inc. 401(k) Savings Plan
                                                               (Formerly Primerica Corporation Savings Plan)
                                                        Combining Statements of Operations and Changes in Plan Equity

                                                                   Years Ended December 31, 1993 and 1992



                                                                                 December 31, 1993
                                               ---------------------------------------------------------------------------------
                                               Smith Barney                                           American          American
                                               Money Fund/      Smith Barney       Connecticut         Capital        Express Daily
                                               Government          World             General         Enterprise         Dividend
                                                  Fund             Fund                GIC              Fund              Fund
                                                 ----              ----                ---              ----              ----
Investment Activity:
   Dividends                                  $   401,351         238,972          2,176,142           275,375             32,030
   Interest                                           918             114                241                34              1,366
   Net Realized Gains (Losses) and
      Appreciation (Depreciation) in
      Current Value of Investments (Note 3)        --           8,802,796             --               (81,183)           191,115
                                              -----------      ----------         -----------      -----------         ---------
                                                  402,269       9,041,882          2,176,383           194,226            224,511
Contributions:
   Employer                                        --              --                 --                 --                 --
   Participants                                 4,452,470       3,154,580             --               774,820            287,385
   Rollover                                        70,705         577,342             --               172,562              --
                                              -----------      ----------         -----------       -----------         ---------
                                                4,523,175       3,731,922             --               947,382            287,385

Distributions to Participants                  (1,746,251)       (715,581)        (1,362,611)          (59,631)             --
Loan Activity, Net                                190,447         (34,241)          (216,575)           (1,712)             --
Transfers From (To) Other Funds                (1,722,106)      2,858,594         (1,160,836)        1,846,570            (232,948)
                                              -----------      ----------         -----------       -----------         ----------
Increase (Decrease) in Plan Equity              1,647,534      14,882,576           (563,639)        2,926,835             278,948
Plan Equity, Beginning of Year                 12,832,663      13,695,672         17,540,181             --                 --
Transfer of Net Assets from
   Shearson Plan                                   --              --                 --                 --             14,881,313
                                              -----------      ----------         -----------       -----------         ----------
Plan Equity, End of Year                      $14,480,197      28,578,248         16,976,542         2,926,835          15,160,261
                                              ===========      ==========         ==========        ===========         ==========

                                                                (continued)






See notes to combining financial statements.

                                                                   The Travelers Inc. 401(k) Savings Plan
                                                               (Formerly Primerica Corporation Savings Plan)
                                                        Combining Statements of Operations and Changes in Plan Equity

                                                                   Years Ended December 31, 1993 and 1992



                                                                                 December 31, 1993
                                               ---------------------------------------------------------------------------------
                                               Salomon          Shearson           Shearson                            Shearson
                                               Brothers           High            Aggressive         Shearson         Diversified
                                               Capital           Income            Growth          Appreciation        Strategic
                                                Fund              Fund              Fund               Fund              Fund
                                                ----              ----              ----               ----              ----
Investment Activity:
   Dividends                                   $    2,288       123,224               444          1,852,550             56,216
   Interest                                           278        --                 --               --                  --
   Net Realized Gains (Losses) and
      Appreciation (Depreciation) in
      Current Value of Investments (Note 3)       104,460       259,744         1,530,627          1,159,808            211,448
                                                ---------      ----------      -----------       -----------          ---------
                                                  107,026       382,968         1,531,071          3,012,358            267,664

Contributions:
   Employer                                         --           --                 --               --                  --
   Participants                                     --          219,845           406,066            847,066            118,314
   Rollover                                         --           22,927             7,799            100,594                295
                                                ---------      ----------      -----------       -----------          ---------
                                                    --          242,772           413,865            947,660            118,609
Distributions to Participants                       --           --                 --               --                  --
Loan Activity, Net                                  --           --                 --               --                  --
Transfers From (To) Other Funds                   (17,766)     (235,776)         (338,554)          (547,055)           (77,885)
                                                ---------      ----------      -----------       -----------          ---------
Increase (Decrease) in Plan Equity                 89,260       389,964          1,606,382         3,412,963            308,388
Plan Equity, Beginning of Year                      --           --                 --               --                  --
Transfer of Net Assets from
   Shearson Plan                                2,980,545    15,275,954         35,309,102       113,553,174          8,053,829
                                                ---------    ----------        -----------       -----------          ---------
Plan Equity, End of Year                       $3,069,805    15,665,918         36,915,484       116,966,137          8,362,217
                                               ==========    ==========        ===========       ===========          =========

                                                                (continued)
See notes to combining financial statements.

                                                                   The Travelers Inc. 401(k) Savings Plan
                                                               (Formerly Primerica Corporation Savings Plan)
                                                        Combining Statements of Operations and Changes in Plan Equity

                                                                   Years Ended December 31, 1993 and 1992

                                                                                 December 31, 1993
                                               ---------------------------------------------------------------------------------
                                               Shearson                            Shearson          American
                                                Global          Shearson            Fixed            Express
                                             Opportunities      Utility            Income          Common Stock
                                                 Fund             Fund              Fund               Fund
                                                 ----             ----              ----               ----
Investment Activity:
   Dividends                                 $   63,091          71,324              --                --
   Interest                                      --              --                 764,610              760
   Net Realized Gains (Losses) and
      Appreciation (Depreciation) in
      Current Value of Investments (Note 3)   1,486,106         186,019              --              (68,609)
                                              ---------        ----------        -----------       -----------
                                              1,549,197         257,343             764,610          (67,849)

Contributions:
    Employer                                     --              --                  --                --
    Participants                                262,464         282,713             915,919            --
    Rollover                                     47,663          --                 129,460              607
                                              ---------        ----------        -----------       -----------
                                                310,127         282,713           1,045,379              607

Distributions to Participants                    --              --                --               (348,535)
Loan Activity, Net                               --              --                --                  --
Transfers From (To) Other Funds                (231,789)       (114,130)           (544,490)        (351,227)
                                              ---------        ----------        -----------       -----------
Increase (Decrease) in Plan Equity            1,627,535         425,926           1,265,499         (767,004)
Plan Equity, Beginning of Year                   --              --                --                   --
Transfer of Net Assets from:
   Shearson Plan                             20,812,818      13,983,928         110,480,125       87,654,008
                                             ----------      ----------         -----------       ----------
Plan Equity, End of Year                    $22,440,353      14,409,854         111,745,624       86,887,004
                                            ===========      ==========         ===========       ==========


                                                                 Deferred
                                                                 Profit
                                                                 Sharing
                                                                 Plan           Total
                                                                 -------        -----
Investment Activity:
   Dividends                                                       --         18,645,020
   Interest                                                       2,070          938,569
   Net Realized Gains (Losses) and
      Appreciation (Depreciation) in
      Current Value of Investments (Note 3)                        --         49,741,349
                                                                 -------       ---------
                                                                  2,070       69,324,938

Contributions:
    Employer                                                       --          8,469,800
    Participants                                                   --         38,252,141
    Rollover                                                       --          5,081,451
                                                                 -------       ---------
                                                                   --         51,803,292

Distributions to Participants                                   (11,548)     (22,561,434)
Loan Activity, Net                                                 --            698,199
Transfers From (To) Other Funds                                    --              --
                                                                --------       ---------
Increase (Decrease) in Plan Equity                               (9,478)      99,264,995
Plan Equity, Beginning of Year                                   90,133      249,941,529
Transfer of Net Assets from:
   Shearson Plan                                                   --        423,027,283
                                                                --------     -----------
Plan Equity, End of Year                                         80,655      772,233,807
                                                                ========     ===========

                                                               (continued)

See notes to combining financial statements.

                                                                     The Travelers Inc. 401(k) Savings Plan
                                                                  (Formerly Primerica Corporation Savings Plan)
                                                          Combining Statements of Operations and Changes in Plan Equity

                                                                      Years Ended December 31, 1993 and 1992



                                                                                 December 31, 1992
                                               ---------------------------------------------------------------------------------
                                            The Travelers
                                                 Inc.            American          American          American          American
                                                Common            Capital           Capital           Capital           Capital
                                                 Stock            Reserve      Gov't. Securities     Comstock       Emerging Growth
                                                 Fund              Fund              Fund              Fund              Fund
                                                 ----              ----              ----              ----              ----
Investment Activity:
   Dividends                                 $   374,961          420,943           296,373           492,922           153,593
   Interest                                       29,101           15,723             4,516             9,238             4,063
   Net Realized Gains (Losses) and
      Appreciation (Depreciation) in
      Current Value of Investments (Note 3)    4,786,994           --               (25,066)         (118,894)           52,540
                                               ---------        ----------        -----------       -----------          ---------
                                               5,191,056          436,666           275,823           383,266           210,196

Contributions:
   Employer                                    1,146,079           --                 --               --                 --
   Participants                                2,139,631        1,535,668           767,464         1,015,378           654,927
   Rollover                                      --               105,792            63,820            52,453            12,248
                                               ---------        ----------        -----------       -----------          ---------
                                               3,285,710        1,641,460           831,284         1,067,831           667,175

Distributions to Participants                 (2,047,857)      (1,722,913)          (253,485)        (644,771)         (314,601)
Loan Activity, Net                              (314,040)        (123,048)           (24,370)         (16,806)          (13,783)
Transfers From (To) Other Funds                   71,789       16,938,032          4,265,994        7,269,781         3,240,969
                                              ----------       ----------          ---------        ---------         ---------
Increase (Decrease) in Plan Equity             6,186,658       17,170,197          5,095,246        8,059,301         3,789,956
Plan Equity, Beginning of Year                19,131,253          --                 --               --                --
Transfer of Net Assets to Margaretten Plan    (1,988,085)      (2,905,747)          (477,599)      (1,245,436)         (693,137)
Transfer of Net Assets from:
   PFS Plan                                    3,319,132          --                 --               --                --
   Smith Barney Plan                          23,246,902          --                 --               --                --
                                              ----------       ----------          ---------        ---------         ---------
Plan Equity, End of Year                     $49,895,860       14,264,450          4,617,647        6,813,865         3,096,819
                                             ===========       ==========         ==========       ==========         =========

                                                                 (continued)






See notes to combining financial statements.

                                                                     The Travelers Inc. 401(k) Savings Plan
                                                                  (Formerly Primerica Corporation Savings Plan)
                                                          Combining Statements of Operations and Changes in Plan Equity

                                                                      Years Ended December 31, 1993 and 1992



                                                                                 December 31, 1992
                                               ---------------------------------------------------------------------------------
                                                                                                                          Common
                                               T. Rowe Price     T. Rowe Price     T. Rowe Price     T. Rowe Price         Sense
                                               Prime Reserve      New Income       Equity Income     New Horizons      Money Market
                                                   Fund              Fund              Fund              Fund              Fund
                                                   ----              ----              ----              ----              ----
Investment Activity:
   Dividends                                   $        437          --                --                   234           90,694
   Interest                                        --                --                --                 --               4,272
   Net Realized Gains (Losses) and
      Appreciation (Depreciation) in
     Current Value of Investments (Note 3)         --                    (58)              (58)           --               --
                                               ------------        ----------        -----------       -----------       ---------
                                                        437              (58)              (58)             234           94,966

Contributions:
   Employer                                        --                --                --                 --               --
   Participants                                    --                --                --                 --             280,426
   Rollover                                        --                --                --                 --               --
                                               ------------        ----------        -----------       -----------       ---------
                                                   --                --                --                 --             280,426

Distributions to Participants                      --                --                --                 --            (380,289)
Loan Activity, Net                                     (511)         --                --                 --            (275,277)
Transfers From (To) Other Funds                 (22,593,929)      (2,612,617)       (7,793,379)      (1,970,649)       3,507,454
                                               ------------       ----------        -----------      -----------       ---------
Increase (Decrease) in Plan Equity              (22,594,003)      (2,612,675)       (7,793,437)       (1,970,415)      3,227,280
Plan Equity, Beginning of Year                   19,204,114        2,612,675         7,793,437         1,970,415           --
Transfer of Net Assets to Margaretten Plan         --                --                --                 --               --
Transfer of Net Assets from:
   PFS Plan                                       3,389,889          --                --                 --               --
   Smith Barney Plan                               --                --                --                 --               --
                                               ------------       ----------        -----------      -----------       ---------
Plan Equity, End of Year                       $   --                --                --                 --           3,227,280
                                               ===========        ==========        ===========      ===========       =========

                                                                  (continued)






See notes to combining financial statements.

                                                                     The Travelers Inc. 401(k) Savings Plan
                                                                  (Formerly Primerica Corporation Savings Plan)
                                                          Combining Statements of Operations and Changes in Plan Equity

                                                                      Years Ended December 31, 1993 and 1992



                                                                                 December 31, 1992
                                               ---------------------------------------------------------------------------------
                                               Common            Common            Common                              Bankers
                                               Sense             Sense             Sense          Pioneer II           Trust
                                             Government      Growth & Income       Growth       Growth & Income         GIC
                                               Fund              Fund              Fund              Fund              Fund
                                               ----              ----              ----              ----              ----
Investment Activity:
   Dividends                                $    19,128           62,166           262,043             3,213              --
   Interest                                       1,733            3,736             4,246            --                 4,850
   Net Realized Gains (Losses) and
      Appreciation (Depreciation) in
      Current Value of Investments (Note 3)      (8,615)          77,454           (69,020)          43,052             89,807
                                               ------------     ----------        -----------       -----------       ---------
                                                 12,246          143,356           197,269           46,265             94,657
Contributions:
  Employer                                        --                --                --                 --               --
  Participants                                  136,040          255,802           390,025               --               --
  Rollover                                        --                --                --                 --               --
                                               ------------     ----------        -----------       -----------       ---------
                                                136,040          255,802           390,025               --               --

Distributions to Participants                    (6,231)         (94,140)         (100,696)       (191,098)         (144,223)
  Loan Activity, Net                             (7,274)        (125,432)         (116,159)         (1,201)          (70,880)
Transfers From (To) Other Funds                 347,761        1,419,214           604,141      (1,934,401)         (767,541)
                                               ------------    ----------        -----------     -----------        ----------
Increase (Decrease) in Plan Equity              482,542        1,598,800           974,580      (2,080,435)         (887,987)
Plan Equity, Beginning of Year                    --                --                --                 --               --
Transfer of Net Assets to Margaretten Plan        --                --                --                 --               --
Transfer of Net Assets from:
   PFS Plan                                       --                --           1,377,926       2,080,435         1,941,884
   Smith Barney Plan                              --                --                --                 --               --
                                               ------------    ----------        -----------     -----------        ----------
Plan Equity, End of Year                    $   482,542        1,598,800         2,352,506           --            1,053,897
                                              =============    ==========        ===========     ===========       =========

                                                                 (continued)






See notes to combining financial statements.

                                                                     The Travelers Inc. 401(k) Savings Plan
                                                                  (Formerly Primerica Corporation Savings Plan)
                                                          Combining Statements of Operations and Changes in Plan Equity

                                                                      Years Ended December 31, 1993 and 1992



                                                                                 December 31, 1992
                                               ---------------------------------------------------------------------------------
                                               Smith Barney     Smith Barney        Smith Barney                    Smith Barney
                                               Income and      U.S. Government        Income        Smith Barney     Money Fund/
                                                  Growth        Securities            Return           Equity       Government
                                                  Fund            Fund                Fund             Fund            Fund
                                                  ----            ----                ----             ----            ----
Investment Activity:
   Dividends                                 $     --              --                 --               --              --
   Interest                                        --              --                 --               --              --
   Net Realized Gains (Losses) and                 --              --                 --               --              --
      Appreciation (Depreciation) in               --              --                 --               --              --
      Current Value of Investments (Note 3)        --              --                 --               --              --
                                             ------------       ----------            ---------      ---------      ----------
Contributions:
Employer                                           --              --                 --               --              --
Participants                                       --              --                 --               --              --
Rollover                                           --              --                 --               --              --
                                             ------------       ----------            ---------      ---------      ----------
                                                   --              --                 --               --              --

Distributions to Participants                      --              --                 --               --              --
Loan Activity, Net                                 --              --                 --               --              --
Transfers From (To) Other Funds                    --              --                 --               --              --
                                             ------------       ----------            ---------      ---------      ----------
Increase (Decrease) in Plan Equity                 --              --                 --               --              --

Plan Equity, Beginning of Year                     --              --                 --               --              --

Transfer of Net Assets to Margaretten Plan         --              --                 --               --              --
Transfer of Net Assets from:
   PFS Plan                                        --              --                 --               --              --
   Smith Barney Plan                           69,102,346       23,059,840            8,693,070      7,139,016      12,832,663
                                             ------------       ----------            ---------      ---------      ----------
          Plan Equity, End of Year           $ 69,102,346       23,059,840            8,693,070      7,139,016      12,832,663
                                             ============       ==========            =========      =========      ==========

                                                                  (continued)






See notes to combining financial statements.

                                                       The Travelers Inc. 401(k) Savings Plan
                                                   (Formerly Primerica Corporation Savings Plan)
                                                              Combining Statement of
                                                       Operations and Changes in Plan Equity
                                                       Years Ended December 31, 1993 and 1992


                                                           December 31, 1992
                                             -----------------------------------------------------------------
                                                                                                     Deferred
                                                     Smith Barney      Connecticut                    Profit
                                                        World            General            Loan     Sharing
                                                        Fund               GIC              Fund      Plan         Total
Investment Activity:
   Dividends                                           --                 --               --          --        2,176,707
   Interest                                            --                 --               --          --           81,478
   Net Realized Gains (Losses) and                     --                 --               --          --
      Appreciation (Depreciation) in                   --                 --               --          --
      Current Value of Investments (Note 3)            --                 --               --          --        4,828,136
                                                    ----------            ---------      ---------   -------     ----------
                                                       --                 --               --          --        7,086,321
Contributions:
Employer                                               --                 --               --          --        1,146,079
Participants                                           --                 --               --          --        7,175,361
Rollover                                               --                 --               --          --          234,313
                                                    ----------            ---------      ---------   -------     ----------
                                                       --                 --               --          --        8,888,753

Distributions to Participants                          --                 --               (55,399)    --       (5,955,703)
Loan Activity, Net                                     --                 --             1,654,942     --          566,161
Transfers From (To) Other Funds                        --                 --                 7,381     --           --
                                                    ----------            ---------      ---------    ------     ----------
Increase (Decrease) in Plan Equity                     --                 --             1,606,924     --        10,252,532

Plan Equity, Beginning of Year                         --                 --               --          --        50,711,894

Transfer of Net Assets to Margaretten Plan             --                 --               (96,839)    --        (7,406,843)
Transfer of Net Assets from:
   PFS Plan                                            --                 --               --          --        12,109,266
   Smith Barney Plan                                13,695,672           17,540,181      8,874,857   90,133     184,274,680
                                                    ----------            ---------      ---------   -------     ----------
          Plan Equity, End of Year                  13,695,672           17,540,181     10,384,942   90,133     249,941,529
                                                    ==========           ==========     ==========   =======    ===========






See notes to combining financial statements.

                        THE TRAVELERS INC. 401(k) SAVINGS PLAN
                    (FORMERLY PRIMERICA CORPORATION SAVINGS  PLAN)
                       NOTES TO COMBINING FINANCIAL STATEMENTS

                              December 31, 1993 and 1992



          1.  Plan Description:

              The following brief description of The Travelers Inc. 401(k) Savings Plan ("Plan") (formerly Primerica Corporation
              Savings  Plan)  is    provided    for    general  information
              purposes   only.  Participants   should   refer   to   the
              Summary Plan Description and its related Annex ("SPD") dated November 1, 1993 for more complete information.

              The Plan covers all eligible employees of The Travelers Inc. ("Travelers"), the Plan Sponsor and eligible employees of subsidiaries and affiliates of Travelers ("Company") as may become participating companies. The Plan is administered by the Annuity Board of Travelers. Expenses of administering the Plan are currently paid by Travelers.

              Effective December 1, 1993, the Smith Barney Shearson 401(k) Savings Plan ("Shearson Plan") was merged into the Plan and as of that date, each participant's interest in the Shearson Plan was transferred into the Plan in the manner described in the Shearson Plan SPD dated November 1, 1993.

              Effective December 31, 1992, the Smith Barney 401(k) Employee Savings Plan ("Smith Barney Plan") was merged into the Plan and as of that date, each participant's interest in the Smith Barney Plan was transferred into the Plan in the manner described in the Smith Barney Plan SPD dated November 1, 1992.

              Effective February 1, 1992, in accordance with terms of a public offering agreement between Primerica and its former wholly owned subsidiary, Margaretten & Company, Inc. ("Margaretten"), amounts attributable to Margaretten participants were transferred from the Plan to the Margaretten Financial Corporation 401(k) Plan.

              Effective January 1, 1992, the PFS Primerica Corporation Savings and Retirement Plan ("PFS Plan") was merged into the Plan. All participant balances in the PFS Plan on that date became fully vested. Participant balances in the PFS Plan were transferred into the Plan in the manner described in the PFS Plan SPD dated November 1, 1991.

              Effective with the December 31, 1993 merger of Primerica Corporation (Primerica) and The Travelers Corporation, Primerica changed its name to The Travelers Inc. and the Primerica Common Stock Fund changed its name to The Travelers Inc. Common Stock Fund which invests in shares of The Travelers Inc. Common Stock.

              The Plan is a defined contribution plan designed to encourage savings on the part of eligible employees. Eligible employees may elect to have a portion of their regular pay, including overtime, reduced each pay period by an amount from 1% to 15% of their compensation (subject to statutory limitations) as "pre-tax contributions" and the Company will make a contribution in the same amount on their behalf as a pre-tax contribution.

              Pre-tax contributions and employer contributions, as well as the earnings thereon, are taxed to the participant only at the time of distribution. The Travelers Inc., for itself or on behalf of the Company, as appropriate, contributed a "matching employer contribution" on behalf of each participant as of the last day of the Plan year in an amount equal to 25% of the pre-tax contributions not in excess of 6% of the participant's compensation up to an annual maximum ($1,000 for 1992 and 1993) and The Travelers Inc., on

                       THE TRAVELERS INC. 401(k) SAVINGS PLAN
                    (FORMERLY PRIMERICA CORPORATION SAVINGS  PLAN)
                       NOTES TO COMBINING FINANCIAL STATEMENTS





          1.  Plan Description (Continued):

              behalf of the Company, makes contributions on behalf of eligible employees who elect to have pre-tax contributions invested in The Travelers Inc. Common Stock Fund by having such contributions invested at a 5% discount from the fair market value of such stock ("discount contributions"). The Plan does not allow after-tax contributions.

              The Travelers has the right to terminate the Plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event of termination of the Plan, the account balances of all participants will become fully vested.

              Effective January 1, 1992, American Capital Trust Company, an indirect wholly owned subsidiary of The Travelers Inc. was named trustee of the Plan. Effective October 1, 1993, The Travelers Insurance Company replaced American Capital Trust Company as recordkeeper for The Travelers Inc. employees' portion of the plan assets. However, American Capital Trust Company maintains its role as Trustee for this portion of the plan. The mutual funds continue to be offered as investment vehicles by American Capital Asset Management, Inc. ("ACAM").

              Fund Transfers and Allocation of Contributions
              ----------------------------------------------

              Participants electing to divide their contribution among funds must do so in increments divisible by 5%.

              Matching employer contributions are invested in The Travelers Inc. Common Stock Fund.

              A participant may elect to suspend his pre-tax contributions, as soon as administratively practicable, by filing prior written notice with the Plan Administrator. Such participant may thereafter resume pre-tax contributions as of the first pay period beginning in any calendar month, subject to the Plan's notice requirements. In addition, a participant may change the rate of his pre-tax contributions as of the first pay period beginning in any calendar month, subject to the Plan's notice requirements.

              A participant may elect to change the allocation of future pre-tax contributions among the funds once each calendar month as of the first day of any pay period, subject to the Plan's notice requirements.

              A participant may elect to transfer the value of his pre-tax contributions in increments divisible by 5% or a specified number of whole shares from one or more of the investment funds to another investment fund or funds once each calendar month. The transfer will be effective as of the last business day of the calendar month subject to the Plan's notice requirements.

                        THE TRAVELERS INC. 401(k) SAVINGS PLAN
                    (FORMERLY PRIMERICA CORPORATION SAVINGS  PLAN)
                       NOTES TO COMBINING FINANCIAL STATEMENTS





          1.  Plan Description (Continued):

              Contributions
              -------------

              The rights of a participant to his pre-tax contributions and any earnings thereon are at all times fully vested and non-forfeitable. Matching employer contributions for plan years prior to 1992 are fully vested and non-forfeitable. For plan years beginning on or after January 1, 1992, matching employer contributions are 100% vested and non-forfeitable for participants whose initial date of employment is before January 1, 1992 and 100% vested and non-forfeitable after five years of service for participants whose initial date of employment is on or after January 1, 1992.

              Rollover and Transfer Contributions
              -----------------------------------

              The Plan permits participants to have their interests in other qualified profit-sharing plans transferred to the Plan or to make rollover contributions into the Plan from an individual retirement account (or similar arrangement) resulting from a rollover from another qualified plan or directly from another qualified plan. Such transfers or rollovers to the Plan may only be made with the approval of the Plan Administrator and do not affect any other contributions made by or on behalf of a participant.

              Loans
              -----

              Subject to the Plan's provisions and the requirements contained within ERISA and the Internal Revenue Code of 1986, as amended (the "Code"), a participant may apply for a loan from the Plan at an annual interest rate equal to one percentage point above the Prime Rate published in The Wall Street Journal for the first business day of the month in which the loan application is received. The loan repayment by a participant who is employed by the Company is generally made through payroll deductions.

              Withdrawals
              -----------

              Prior to termination of employment, a participant may withdraw, as of the last business day of any month, subject to the Plan's notice requirements, all or a portion of the value of his rollover contributions account, all or any portion of the vested value of his accounts if the participant has attained age 59-1/2 or become totally and permanently disabled or all or any portion of the value of his pre-tax contributions account in the event of demonstrated financial hardship, subject to the Plan's provisions.

              Withdrawals to which a participant is entitled are the amounts that can be provided by the contributions and income thereon (including net realized and unrealized investment gains or losses) allocated to each participant's account.

                        THE TRAVELERS INC. 401(k) SAVINGS PLAN
                    (FORMERLY PRIMERICA CORPORATION SAVINGS  PLAN)
                       NOTES TO COMBINING FINANCIAL STATEMENTS





          1.  Plan Description (Continued):

              Distributions
              -------------

              If the participant leaves the Company before retirement, he may elect to receive the full value of his account (as of the end of the month following his 65th birthday) in a lump sum. Withdrawals or distributions from The Travelers Inc. Common Stock Fund may be paid in shares of common stock or cash. Fractional shares and distributions from other funds are paid in cash.

          2.  Summary of Significant Accounting Policies:

              The financial statements of the Plan have been prepared on the accrual basis.

              Security transactions are recorded on a trade date basis.

              Ownership interest in the funds is represented by shares.

              Fair Value of Investments:
              -------------------------

              The Travelers Inc. Common Stock Fund and American Express Common Stock Fund are valued at the last reported sale price on the New York Stock Exchange for the last business day of the year.

              The following  are valued at the net asset value per share as determined by ACAM:

              American Capital Comstock Fund          Common Sense Growth Fund
              American Capital Emerging Growth Fund   Common Sense Growth and Income Fund
              American Capital Government Securities  Common Sense Government Fund
                Fund                                  Common Sense Money Market Fund
              American Capital Reserve Fund
              American Capital Enterprise Fund

              The following are valued at the net asset value per share as determined by Smith Barney Shearson Holdings Inc.:


              Smith Barney Income and Growth Fund      Smith Barney Money Fund/Government
              Smith Barney U.S. Government Securities    Fund
                Fund                                   Smith Barney World Fund
              Smith Barney Income Return Fund
              Smith Barney Equity Fund

              Short-term money market investments, the Loan Fund, the Deferred Profit Sharing Plan and Connecticut General and Banker's Trust Guaranteed Investment Contracts are valued at cost plus earned interest.

                       THE TRAVELERS INC. 401(k) SAVINGS PLAN
                    (FORMERLY PRIMERICA CORPORATION SAVINGS  PLAN)
                       NOTES TO COMBINING FINANCIAL STATEMENTS





          2.  Summary of Significant Accounting Policies (continued):

              The following are valued at the net asset value per share as determined by Smith Barney Shearson Holdings, Inc.:

              American Express Daily Dividend Fund  Shearson Diversified Strategic Fund
              Salomon Brothers Capital Fund         Shearson  Global Opportunities Fund
              Shearson High Income Fund             Shearson Utility Fund
              Shearson Aggressive Growth Fund       Shearson Fixed Income Fund
              Shearson Appreciation Fund

          3.  Summary of Investments:

              A summary of the investments in the Plan as of December 31, 1993 and 1992 is as follows:


                                                                                       Current
               1993 Investment Funds                                 Cost              Value
               ---------------------                                 ----              -----

               The Travelers Inc. Common Stock Fund
                  Common stock owned                                 $67,310,682      108,549,274
                  Funds not yet invested                               2,244,266        2,244,266
                                                                      ----------      -----------
               Total
                                                                      69,554,948      110,793,540
                                                                      ----------      -----------
               American Capital Reserve Fund
                  Shares owned                                        12,029,191       12,022,631
                  Funds not yet invested                                  --               --
                                                                      ----------      -----------

               Total
                                                                      12,029,191       12,022,631
                                                                      ----------      -----------
               American Capital Gov't. Securities Fund

                  Shares owned                                         4,787,482        4,780,310
                  Funds not yet invested                                  --               --
                                                                      ----------      -----------

               Total                                                   4,787,482        4,780,310
                                                                      ----------      -----------
               American Capital Comstock Fund

                  Shares owned                                         7,734,882        7,306,554
                  Funds not yet invested                                  --               --
                                                                      ----------      -----------

               Total                                                   7,734,882        7,306,554
                                                                      ----------      -----------
               American Capital Emerging Growth Fund
                  Shares owned                                        10,222,203       11,146,795
                  Funds not yet invested                                  --               --
                                                                      ----------      -----------

               Total                                                  10,222,303       11,146,795
                                                                      ----------      -----------


                       THE TRAVELERS INC. 401(k) SAVINGS PLAN
                    (FORMERLY PRIMERICA CORPORATION SAVINGS  PLAN)
                       NOTES TO COMBINING FINANCIAL STATEMENTS


          3.  Summary of Investments (Continued):


                                                                                       Current
               1993 Investment Funds                                     Cost           Value
               ---------------------                                     ----           -----


              Common Sense Money Market Fund
                  Shares owned                                        $2,958,619       2,996,511
                  Funds not yet invested                                  --              --
                                                                      ----------      -----------
               Total                                                   2,958,619       2,996,511
                                                                      ----------      -----------
              Common Sense Government Fund
                  Shares owned                                           817,748         785,330
                  Funds not yet invested                                  --              --
                                                                      ----------      -----------
               Total                                                     817,748         785,330
                                                                      ----------      -----------
              Common Sense Growth & Income Fund
                  Shares owned                                         2,077,531       2,060,532
                  Funds not yet invested                                  --              --
                                                                      ----------      -----------
              Total                                                    2,077,531       2,060,532
                                                                      ----------      -----------
              Common Sense Growth Fund
                Shares owned                                           2,760,947       2,750,817
                Funds not yet invested                                    --              --
                                                                      ----------      -----------
              Total                                                    2,760,947       2,750,817
                                                                      ----------      -----------
              Loan Fund
                Shares owned                                          12,345,844      12,345,844
                Funds not yet invested                                    --              --
                                                                      ----------      -----------
              Total                                                   12,345,844      12,345,844
                                                                      ----------      -----------
             Smith Barney Income and Growth Fund
                Shares owned                                          71,199,968      78,562,442
                Funds not yet invested                                       738             738
                                                                      ----------      -----------
              Total                                                   71,200,706      78,563,180
                                                                      ----------      -----------
              Smith Barney U.S. Government Securities Fund
                Shares owned                                          21,701,544      21,888,140
                Funds not yet invested                                       359             359
                                                                      ----------      -----------

              Total                                                   21,701,903      21,888,499
                                                                      ----------      -----------

                      THE TRAVELERS INC. 401(k) SAVINGS PLAN
                    (FORMERLY PRIMERICA CORPORATION SAVINGS  PLAN)
                       NOTES TO COMBINING FINANCIAL STATEMENTS





          3.  Summary of Investments (Continued):


                                                                                       Current
               1993 Investment Funds                           Cost                    Value
               ---------------------                           ----                    -----


              Smith Barney Income Return Fund
                Shares owned                                   $10,121,789              10,209,717
                Funds not yet invested                                 310                     310
                                                                ----------              ----------
              Total                                             10,122,099              10,210,027
                                                                ----------              ----------
              Smith Barney Equity Fund
                Shares owned                                    9,363,456                9,147,999
                Funds not yet invested                                250                      250
                                                                ----------              ----------
              Total                                             9,363,705                9,148,249
                                                                ----------              ----------

              Smith Barney Money Fund/Government Fund
                Shares owned                                    14,433,199              14,433,199
                Funds not yet invested                              46,930                  46,998
                                                                ----------              ----------
              Total                                             14,480,129              14,480,197
                                                                ----------              ----------

              American Capital Enterprise Fund
                Shares owned                                    20,366,947              28,577,263
                Funds not yet invested                                 985                     985
                                                                ----------              ----------
              Total                                             20,367,932              28,578,248
                                                                ----------              ----------
              Connecticut General GIC
                Guaranteed interest contracts owned             16,836,859              16,836,859
                Funds not yet invested                                 898                     898
                                                                ----------              ----------
              Total                                             16,837,757              16,837,757
                                                                ----------              ----------

              American Capital Enterprise Fund
                 Shares owned                                   3,015,751                2,926,107
                Funds not yet invested                                728                      728
                                                                ----------              ----------
              Total                                             3,016,479                2,926,835
                                                                ----------              ----------

              American Express Daily Dividend Fund
                Shares owned                                    15,158,886              15,158,886
                Funds not yet invested                              --                      --
                                                                ----------              ----------
              Total                                             15,158,886              15,158,886
                                                                ----------              ----------

              Salomon Brothers Capital Fund
                Shares owned                                    3,070,119                3,069,805
                Funds not yet invested                              --                      --
                                                                ----------              ----------
              Total                                             3,070,119                3,069,805
                                                                ----------              ----------

                                               29

                      THE TRAVELERS INC. 401(k) SAVINGS PLAN
                    (FORMERLY PRIMERICA CORPORATION SAVINGS  PLAN)
                       NOTES TO COMBINING FINANCIAL STATEMENTS




          3.  Summary of Investments (Continued):


                                                                                       Current
               1993 Investment Funds                              Cost                  Value
               ---------------------                              ----                  -----


              Shearson High Income Fund
                Shares owned                                   $15,466,302              15,665,918
                Funds not yet invested                              --                      --
                                                               -----------              ----------
              Total                                             15,446,302              15,665,918
                                                               -----------              ----------
              Shearson Aggressive Growth Fund
                Shares owned                                    28,225,877              36,915,197
                Funds not yet invested                              --                      --
                                                               -----------              ----------
              Total                                             28,225,877              36,915,197
                                                               -----------              ----------

              Shearson Appreciation Fund
                Shares owned                                    93,402,612             116,965,850
                Funds not yet invested                              --                      --
                                                               -----------             -----------
              Total                                             93,402,612             116,965,850
                                                               -----------             -----------


              Shearson Diversified Strategic Fund
                Shares owned                                    8,328,448                8,361,643
                Funds not yet invested                              --                      --
                                                               -----------             -----------
              Total                                             8,328,448                8,361,643
                                                               -----------             -----------

              Shearson Global Opportunities Fund
                Shares owned                                    20,705,324              22,440,353
                Funds not yet invested                              --                      --
                                                               -----------             -----------
              Total                                             20,705,324              22,440,353
                                                               -----------             -----------


              Shearson Utility Fund
                Shares owned                                    14,377,011              14,409,854
                Funds not yet invested                              --                      --
                                                               -----------             -----------
              Total                                             14,377,011              14,409,854
                                                               -----------             -----------

              Shearson Fixed Income Fund
                Shares owned                                   111,716,118             111,716,118
                Funds not yet invested                              --                      --
                                                               -----------             -----------
                                                               111,716,118             111,716,118
                                                               -----------             -----------


                      THE TRAVELERS INC. 401(k) SAVINGS PLAN
                    (FORMERLY PRIMERICA CORPORATION SAVINGS  PLAN)
                       NOTES TO COMBINING FINANCIAL STATEMENTS



          3.  Summary of Investments (Continued):


                                                                                       Current
               1993 Investment Funds                              Cost                  Value
               ---------------------                              ----                  -----


              American Express Common Stock Fund
                Shares owned                                  $ 79,677,409              86,886,244
                Funds not yet invested                              --                      --
                                                              ------------             -----------
              Total                                             79,677,409              86,886,244
                                                              ------------             -----------
              Deferred Profit Sharing Plan
                 Short-term funds owned                             80,655                  80,655
                 Funds not yet invested                               --                     --
                                                              ------------             -----------
              Total                                                 80,655                  80,655
                                                              ------------             -----------
                    TOTAL                                     $682,588,935             781,292,379
                                                              ============             ===========

                                                                                       Current
               1992 Investment Funds                              Cost                  Value
               ---------------------                              ----                  -----



              The Travelers Inc. Common Stock Fund
                 Common stock owned                           $ 34,267,528              49,912,237
                 Funds not yet invested                          3,168,441               3,168,441
                                                              ------------             -----------
              Total                                             37,435,969              53,080,678
                                                              ------------             -----------

              American Capital Reserve Fund
                Shares owned                                    14,264,450              14,264,450
                Funds not yet invested                              --                      --
                                                              ------------             -----------
              Total                                             14,264,450              14,264,450
                                                              ------------             -----------

              American Capital Gov't. Securities Fund
                Shares owned                                    4,637,244                4,617,647
                Funds not yet invested                              --                      --
                                                              ------------             -----------
              Total                                             4,637,244                4,617,647
                                                              ------------             -----------

              American Capital Comstock Fund
                Shares owned                                    6,887,942                6,813,865
                Funds not yet invested                              --                      --
                                                              ------------             -----------
              Total                                             6,887,942                6,813,865
                                                              ------------             -----------


              American Capital Emerging Growth Fund
                Shares owned                                    2,983,674                3,096,819
                Funds not yet invested                              --                      --
                                                              ------------             -----------
              Total                                             2,983,674                3,096,819
                                                              ------------             -----------

                      THE TRAVELERS INC. 401(k) SAVINGS PLAN
                    (FORMERLY PRIMERICA CORPORATION SAVINGS  PLAN)
                       NOTES TO COMBINING FINANCIAL STATEMENTS


          3.  Summary of Investments (Continued):

                                                                                       Current
               1992 Investment Funds                              Cost                  Value
               ---------------------                              ----                  -----



               Common Sense Money Market Fund
                  Shares owned                                 $3,227,280               3,227,280
                  Funds not yet invested                            --                      --
                                                               ----------              ----------
               Total                                            3,227,280               3,227,280

               Common Sense Government Fund

                  Shares owned                                    490,242                 482,542
                  Funds not yet invested                            --                      --
                                                               ----------              ----------
               Total                                              490,242                 482,542
                                                               ----------              ----------
               Common Sense Growth & Income Fund
                  Shares owned                                  1,520,135               1,598,800
                  Funds not yet invested                            --                      --
                                                               ----------              ----------
               Total                                            1,520,135               1,598,800
                                                               ----------              ----------

              Common Sense Growth Fund
                  Shares owned                                  2,222,414               2,352,506
                  Funds not yet invested                            --                      --
                                                               ----------              ----------
              Total                                             2,222,414               2,352,506
                                                               ----------              ----------

              Bankers Trust GIC Fund
                  Shares owned                                  1,015,246               1,053,897
                  Funds not yet invested                            --                      --
                                                               ----------              ----------
              Total                                             1,015,246               1,053,897
                                                               ----------              ----------

              Smith Barney Income and Growth Fund
                  Shares owned                                 65,030,089              69,112,702
                  Funds not yet invested                            2,482                   2,482
                                                               ----------              ----------
              Total                                            65,032,571              69,115,184
                                                               ----------              ----------

              Smith Barney U.S. Government Securities Fund
                  Shares owned                                 22,252,831              22,988,119
                  Funds not yet invested                            1,059                   1,059
                                                               ----------              ----------
              Total                                            22,253,890              22,989,178
                                                               ----------              ----------

                      THE TRAVELERS INC. 401(k) SAVINGS PLAN
                    (FORMERLY PRIMERICA CORPORATION SAVINGS  PLAN)
                       NOTES TO COMBINING FINANCIAL STATEMENTS


          3.  Summary of Investments (Continued):

                                                                                       Current
               1992 Investment Funds                              Cost                  Value
               ---------------------                              ----                  -----




              Smith Barney Income Return Fund
                Shares owned                                 $  8,451,489               8,672,161
                Funds not yet invested                              1,647                   1,647
                                                             ------------             -----------
              Total                                             8,453,136               8,673,808

              Smith Barney Equity Fund
                Shares owned                                    7,953,170               7,136,425
                Funds not yet invested                              1,720                   1,720
                                                             ------------             -----------
              Total                                             7,954,890               7,138,145
                                                             ------------             -----------

              Smith Barney Money Fund/Government Fund
                Shares owned                                   12,788,278              12,788,278
                Funds not yet invested                              1,817                   1,817
                                                             ------------             -----------
              Total                                            12,790,095              12,790,095
                                                             ------------             -----------

              Smith Barney World Fund
                Shares owned                                   14,055,740              13,690,129
                Funds not yet invested                              1,144                   1,144
                                                             ------------             -----------
              Total                                            14,056,884              13,691,273
                                                             ------------             -----------

              Connecticut General GIC
                 Guaranteed interest contracts owned           17,391,518              17,391,518
                 Funds not yet invested                               559                     559
                                                             ------------             -----------
              Total                                            17,392,077              17,392,077
                                                             ------------             -----------
              Loan Fund
                 Shares owned                                  10,384,942              10,384,942
                 Funds not yet invested                              --                      --
                                                             ------------             -----------
              Total                                            10,384,942              10,384,942
                                                             ------------             -----------
              Deferred Profit Sharing Plan
                 Short-term funds owned                            78,585                  78,585
                 Funds not yet invested                              --                     --
                                                             ------------             -----------
              Total                                                78,585                  78,585
                                                             ------------             -----------
                    TOTAL                                    $233,081,666             252,841,771
                                                             ============             ===========

          THE TRAVELERS INC. 401(k) SAVINGS PLAN
                    (FORMERLY PRIMERICA CORPORATION SAVINGS  PLAN)
                       NOTES TO COMBINING FINANCIAL STATEMENTS





          3.  Summary of Investments (Continued):

              The value of the Plan's investments (including investments bought, sold and held during the year) appreciated (depreciated) by $49,741,349 and $4,828,136 during the years ended December 31, 1993 and 1992, respectively as follows:

                                                             1993       1992
                                                             ----       ----
              The Travelers Inc. Common Stock Fund       $30,486,208 4,786,994
              American Capital Government Securities Fund    (72,838)  (25,066)
              American Capital Comstock Fund                (329,994) (118,894)
              American Capital Emerging Growth Fund          880,948    52,540
              Common Sense Government Fund                   (28,371)   (8,615)
              Common Sense Growth & Income Fund               (7,658)   77,454
              Common Sense Growth Fund                         18,986  (69,020)
              Smith Barney Income & Growth Fund             4,865,423    --
              Smith Barney Government Securities Fund        (319,917)   --
              Smith Barney Income Return Fund                (116,400)   --
              Smith Barney Equity Fund                        581,631    --
              Smith Barney World Fund                       8,802,796    --
              American Capital Enterprise Fund                (81,183)   --
              American Express Daily Dividend Fund            191,115    --
              Pioneer II Growth & Income Fund                  --       43,052
              Salomon Brothers Capital Fund                   104,460    --
              Shearson High Income Fund                       259,744    --
              Shearson Aggressive Growth Fund               1,530,627    --
              Shearson Appreciation Fund                    1,159,808    --
              Shearson Diversified Strategic Fund             211,448    --
              Shearson Global Opportunities Fund            1,486,106    --
              Shearson Utility Fund                           186,019    --
              American Express Common Stock Fund              (68,609)   --
              T. Rowe Price Income Fund                        --          (58)
              T. Rowe Price Equity Income Fund                 --          (58)
              Bankers Trust GIC.                               --       89,807
                                                          ----------- ---------
                 Total                                    $49,741,349 4,828,136
                                                          =========== =========
          4.  Federal Income Tax Consequences:

              On February 2, 1989, the Plan received its latest favorable determination from the Internal Revenue Service approving the continued exemption of the Plan from Federal income taxes. The Plan has been amended to incorporate certain operational amendments since such date. In the opinion of the Plan Sponsor, the Plan and its underlying Trust have operated within the terms of the Plan and the Plan Sponsor intends to apply for a determination letter on the status of the Plan under Section 401(a) of the Code by June 30, 1994, regarding the most recent amendments.

                       THE TRAVELERS INC. 401(k) SAVINGS PLAN
                    (FORMERLY PRIMERICA CORPORATION SAVINGS  PLAN)
                       NOTES TO COMBINING FINANCIAL STATEMENTS


          4.  Federal Income Tax Consequences, Continued:

              The merger of the Shearson Plan, Smith Barney Plan and the PFS Plan did not give rise to a taxable event causing the recognition of taxable income on the part of the participants. Prior to the merger, the Shearson Plan, Smith Barney Plan and the PFS Plan operated as plans exempt from Federal income taxes.

              Matching  employer contributions,  pre-tax  contributions  and
              discount  contributions  and   the  Plan  earnings on all
              contributions are not taxable to participants until  they   are
              withdrawn   by  or   distributed  to   the participants.

              Unrealized appreciation on shares of Travelers common stock distributed in a qualifying lump-sum distribution is also not taxable at the time of distribution.

                          The Travelers Inc. 401(k) Savings Plan
                    (Formerly Primerica Corporation Savings Plan)


                          Schedule to Form 5500: Item 27(a)
                   Schedule of Assets Held for Investment Purposes

                              December 31, 1993

                                                       Number                     Current
          Investment Descriptions                     of Shares      Cost          Value
          -----------------------                     ---------      ----          -----
          Short Term Funds:
             Smith Barney Liquid Reserve Fund         2,295,532   $2,295,532      2,295,532
             Smith Barney Money Funds                    80,655       80,655         80,655

          Stock Fund:
             The Travelers Inc. Common Stock Fund     2,792,264   67,310,682    108,549,274
             American Express Common Stock Fund       2,542,906   79,677,409     86,886,244

          Mutual Funds:
             American Capital Reserve Fund           12,022,630   12,029,191     12,022,631
             American Capital Gov't Securities Fund     442,621    4,787,482      4,780,310
             American Capital Comstock Fund             445,763    7,734,882      7,306,554
             American Capital Emerging Growth Fund      431,201   10,222,203     11,146,795
             Common Sense Money Market Fund           2,958,619    2,958,619      2,996,511
             Common Sense Government Fund                70,623      817,748        785,330
             Common Sense Growth and Income Fund        129,187    2,077,531      2,060,532
             Common Sense Growth Fund                   180,263    2,760,947      2,750,817
             Smith Barney Income and Growth Fund      5,902,513   71,199,968     78,562,442
             Smith Barney U.S. Government Securities
              Fund                                    1,602,353   21,701,544     21,888,140
             Smith Barney Income Return Fund          1,064,653   10,121,789     10,209,717
             Smith Barney Equity Fund                   602,304    9,363,456      9,147,999
             Smith Barney Money Fund/Government
              Fund                                   14,433,199   14,433,199     14,433,199
             Smith Barney World Fund                  1,527,379   20,366,947     28,577,263
             Connecticut General GIC                 16,836,859   16,836,859     16,836,859
             American Capital Enterprise Fund           239,257    3,015,751      2,926,107
             American Express Daily Dividend Fund    15,153,806   15,158,886     15,158,886
             Salomon Brothers Capital Fund            3,070,119    3,070,119      3,069,805
             Shearson High Income Fund                1,293,635   15,466,302     15,665,918
             Shearson Aggressive Growth Fund          1,372,312   28,225,877     36,915,197
             Shearson Appreciation Fund              10,613,961   93,402,612    116,965,850
             Shearson Diversified Strategic Fund        994,250    8,328,448      8,361,643
             Shearson Global Opportunities fund         769,559   20,705,324     22,440,353
             Shearson Utility Fund                      954,927   14,377,011     14,409,854
             Shearson Fixed Income Fund               1,117,060  111,716,118    111,716,118
          Loan Fund                                  12,345,844   12,345,844     12,345,844
                                                                 -----------    -----------
          Total Investments                                     $682,588,935    781,292,379
                                                                ============    ===========

                        The Travelers Inc. 401(k) Savings Plan
                    (Formerly Primerica Corporation Savings Plan)

                          Schedule to Form 5500: Item 27(d)
                         Schedule of Reportable Transactions

                          For Year Ended December 31, 1993
                                                             Proceeds                         Current     Gain
          Investment Descriptions              Purchases     From Sale            Cost         Value     (Loss)
          -----------------------              ---------     ---------            ----        -------    ------
Smith Barney Liquid Reserve Fund           $ 24,875,551(509)      --           24,875,551   24,875,551     --
Smith Barney Liquid Reserve Fund                  --          25,757,227(464)  25,757,227   25,757,227     --

The Travelers Inc. Common Stock Fund         28,492,524(97)       --           28,492,524   28,492,524     --

Smith Barney Income & Growth Fund            16,657,282(86)       --           16,657,202   16,657,282     --





          Note:
          Where amount shown reflects multiple transactions, the number of transactions is shown parenthetically.